UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montreal, Quebec, Canada	H3B 5H2
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

AbitibiBowater Inc. (the “Company”) announced on December 9, 2010 (the “emergence date”) that in connection with its and its affiliates’ emergence on that date from creditor protection proceedings under chapter 11 of the U.S. Bankruptcy Code and the Companies’ Creditors Arrangement Act (Canada), as applicable, which we refer to collectively as the “creditor protection proceedings”, it would make certain initial distributions to unsecured creditors in the form of new shares of Company common stock on account of allowed or accepted creditor claims on or about December 17, 2010, which we refer to as the “initial distribution date”, or “IDD”. Accordingly, the Company wishes to furnish certain information relating to the Company and the distribution that has not been publicly disclosed. In this current report, we refer to the chapter 11 debtors’ Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and the CCAA debtors’ CCAA Second Amended and Restated Plan of Reorganization and Compromise, in each case as amended and including all exhibits and supplements thereto, together as the “plans of reorganization”, and individually as the “chapter 11 plan of reorganization” and the “CCAA plan of reorganization”, respectively.

On the emergence date, the Company issued an aggregate of 97,134,954 shares of common stock, par value $0.001 per share, and reserved 9,020,960 shares of common stock for future issuance under the 2010 Long-Term Equity Incentive Plan. The Company expects to distribute on or about December 17, 2010 73,752,881 shares of common stock to the holders of unsecured claims as of the applicable distribution record date under the plans of reorganization on account of allowed unsecured creditor claims, and will hold the remaining 23,382,073 shares of common stock in reserve for the benefit of holders of disputed claims. Supplemental interim distributions of the shares held in reserve will be made by the Company to unsecured creditors in accordance with the terms of the plans of reorganization, as claims are allowed or accepted.

Summary of initial distribution by debtor

Chap. 11 debtor	Allowed claims as of the IDD ($1,000)	Disputed claims (reserves) (shares)	Shares distributed as of the IDD	Total shares available for distribution	Number of shares per $1,000 allowed claim as of the IDD
AbitibiBowater Inc.	387,356	23,521	117,778	141,299	0.304057
Abitibi-Consolidated Corporation	2,783	182,491	6,936	189,427	2.492335
Abitibi-Consolidated Finance LP	7,972	73,837	190,990	264,827	23.95648
Abitibi-Consolidated Sales Corporation	1,431	588,757	3,538	592,295	2.471779
Alabama River Newsprint Company	1,576	643	78	721	0.049488
Augusta Woodlands, LLC	—	26	—	26	—
Bowater Alabama LLC	6,611	213,263	47,728	260,991	7.219432
Bowater America Inc.	127	296,225	1,265	297,490	9.977907
Bowater Incorporated	2,401,552	14,068,801	35,891,531	49,960,332	14.945143
Bowater Newsprint South LLC	21	141	—	141	—
Bowater Newsprint South Operations LLC	6,227	32,096	23,299	55,395	3.741781
Bowater Nuway Inc.	52	1,977	30	2,007	0.575321
Bowater Nuway Mid-States Inc.	94	3,466	508	3,974	5.403816
Coosa Pines Golf Club Holdings LLC	—	1,521	—	1,521	—
Donohue Corp.	67	14,097	90	14,187	1.352662
Lake Superior Forest Products Inc.	—	67	—	67	—

The above table does not include the allowed amounts of the claims in respect of the 15.5% Senior Unsecured Notes (or the “exchange notes”). In full satisfaction of those claims, the Company will distribute 7,783,894 shares of common stock pursuant to the chapter 11 plan of reorganization and 4,439,680 shares of common stock pursuant to the CCAA plan of reorganization. The Company is also reserving an additional 1,051,772 shares for disputed claims relating to certain pre-petition supplemental executive retirement plans.

Affected Unsecured Creditor Class (as per CCAA plan of reorganization, which has been previously filed)	Unsecured Claims Accepted as at the Initial Distribution (CDN$000’s) A	Unsecured Claims Reserve as at the Initial Distribution (CDN$000’s) B	Estimated Unsecured Claims Population Including Reserves as at the Initial Distribution (CDN$000’s) C=A+B	Shares Distributed as at the Initial Distribution D	Shares Reserved as at the Initial Distribution E	Total Shares to be Issued per the CCAA Plan (Schedules C & D of the CCAA Plan) F=D+E	Number of Shares per $1,000 of Accepted Claim to be Issued on the Initial Distribution Date D/A
ACI Affected Unsecured Creditor Class (note 1)	3,434,074	780,803	4,214,877	3,583,134	814,695	4,397,829	1.04
ACCC Affected Unsecured Creditor Class (note 1)	3,460,412	444,440	3,904,852	18,165,317	2,333,074	20,498,391	5.25
Saguenay Forest Products Affected Unsecured Creditor Class (note 1)	5,458	60,119	65,577	495	5,452	5,947	0.09
BCFPI Affected Unsecured Creditor Class	349,079	334,490	683,569	3,495,598	3,349,508	6,845,106	10.01
AbitibiBowater Canada Affected Unsecured Creditor Class	—	71,925	71,925	—	2	2	—
Bowater Maritimes Affected Unsecured Creditor Class	1,322	62,656	63,978	926	43,880	44,806	0.70
ACNSI Affected Unsecured Creditor Class (note 1)	—	55,797	55,797		46,882	46,882
Office Products Affected Unsecured Creditor Class (note 1)	431	56,369	56,800	15	1,940	1,955	0.03
Recycling Affected Unsecured Creditor Class (note 1)	196	55,797	55,993	1	276	277	0.01
15.5% Senior Unsecured Notes	371,480	—	371,480	4,439,680	—	4,439,680	11.95

				29,685,166	6,595,709	36,280,875

Note 1: Unsecured Claims Accepted as at the initial

distribution date excludes the 15.5% Senior Unsecured Notes (exchange notes)

Summary of initial distribution by public bond

				Shares of new common stock (CUSIP 003687 20 9)
ISSUE DESCRIPTION	Cusip	Trustee or TA	TOTAL principal	TOTAL new stock	Stock per $1,000 of principal
7.4% Debentures due 2018	003924AB3	Computershare (Montreal)	100,000,000	795,126	7.951260
7.5% Debentures due 2028	003924AC1	Computershare (Montreal)	250,000,000	1,988,857	7.955428
10.50% Senior Notes (Series B)	102214AB9	Computershare (Montreal)	20,400,000	256,876	12.591961
6.0% Notes due 2013	003669AC2	Deutsche Bank	350,000,000	2,727,329	7.792369
7.75% Notes due 2011	003669AF5	Deutsche Bank	200,000,000	1,568,813	7.844065
Floating Rate Notes due 2011	003669AG3	Deutsche Bank	200,000,000	1,556,219	7.781095
8.375% Senior Notes due 2015	003669AJ7	Deutsche Bank	450,000,000	3,596,327	7.991838
7.875% Senior Notes	003672AA0	Deutsche Bank	7,842,000	251,926	32.125223
8.5% Senior Unsecured Note due 2029	003924AD9	Deutsche Bank	250,000,000	1,945,120	7.780480
8.55% Senior Unsecured Note due 2010	003924AG2	Deutsche Bank	395,000,000	3,073,608	7.781286
8.85% Senior Unsecured Note due 2030	003924AH0	Deutsche Bank	450,000,000	3,503,757	7.786127
9.0% Debentures	102183AC4	HSBC	248,092,000	3,777,291	15.225364
9.375% Debentures	102183AEO	HSBC	200,000,000	3,073,763	15.368815
9.50% Debentures	102183AG5	HSBC	125,000,000	1,956,183	15.649464
6.50 % Notes	102183AK6	HSBC	400,000,000	6,098,693	15.246733
Floating Rate Notes (2010)	102183AL4	HSBC	234,420,000	3,516,723	15.001804
7.75% Revenue Bonds	56041HAA3	HSBC	62,000,000	929,591	14.993403
7.625% Revenue Bonds	582359AC9	HSBC	30,000,000	452,011	15.067033
7.40 % Revenue Bonds (2022)	582361AA9	HSBC	39,500,000	606,715	15.359873
7.40 % Revenue Bonds (2010)	986476AR0	HSBC	3,250,000	49,620	15.267692
8.0% Convertible Notes	003687AA8	Law Debenture	387,304,167	5,906,078	15.249198
15.5% Senior Notes	003669AK4	Wilmington	292,969,000	12,223,574	41.723097
10.85% Debentures	05356KAB0	Computershare	125,000	1,303,029	10.424232
7.95 % Notes	102175AB2	Wilmington Trust	600,000,000	9,264,120	15.440200

The information contained in this current report is furnished pursuant to Item 7.01 of Form 8–K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this report and furnishing the information contained herein the Company makes no admission as to the materiality of any such information.

Forward-Looking Statements

Statements in this current report that are not reported financial results or other historical information of the Company are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements related to the timing and amount of the expected initial distributions of shares of Company common stock to unsecured creditors in connection with the Company’s emergence from the creditor protection proceedings. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “anticipate,” “attempt” and other terms with similar meaning indicating possible future events or potential impact on our business or the Company’s shareholders.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve risks and uncertainties that could cause actual results to differ materially. The potential risks and uncertainties that could cause the timing or amounts of distributions discussed in this current report to differ materially from those expressed or implied herein include: risks and uncertainties associated with the creditor protection proceedings, including limitations against debtors in connection therewith, the values, if any, that will be assigned to our various pre-petition liabilities and securities and the implementation of the plans of reorganization, as further described in our quarterly report on Form 10-Q filed with the United States Securities and Exchange Commission (“SEC”) on November 15, 2010.

All forward-looking statements in this current report are expressly qualified by the cautionary statements contained or referred to in this section and in our other filings with the SEC and the Canadian securities regulatory authorities. We disclaim any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

By:	/s/ Jacques P. Vachon
Name:	Jacques P. Vachon
Title:	Senior Vice President, Corporate Affairs and Chief Legal Officer

Dated: December 15, 2010